Exhibit 10.2

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) dated as of December 12, 2013 is by and between WSRH CHICAGO, L.L.C., a Delaware limited liability company (“Seller”), and CWI CHICAGO HOTEL, LLC, a Delaware limited liability company (“Purchaser”).  Seller and Purchaser are sometimes referred to collectively in this Agreement as the “Parties” and individually as a “Party”.

W I T N E S S E T H:

WHEREAS, Seller and Purchaser have entered into that certain Purchase and Sale Agreement dated as of November 25, 2013, (as the same may be amended, modified or supplemented, the “Agreement”); and

WHEREAS, Seller and Purchaser have agreed to amend the Agreement in accordance with the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                    Definitions.  All capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

2.                                    Closing.  Section 6.1 of the Agreement is hereby deleted in its entirety and replaced by the following:

6.1                            Closing.  The closing of the transactions contemplated herein (the “Closing”) shall be held through a customary New York-style closing escrow at the offices of the Title Company at 30 North LaSalle Street, Chicago, Illinois 60602, on December 31, 2013 or such earlier or later date as set forth in this Section 6.1 (the “Closing Date”), unless the parties mutually agree in writing upon another place, time or date.  Notwithstanding the foregoing, Purchaser shall have the right, to be exercised in Purchaser’s sole and absolute discretion, to cause Closing to occur on any date specified by Purchaser between December 19, 2013 and December 31, 2013 (inclusive), by delivering written notice of such election (the “Closing Notice”) to Seller at least three (3) days prior to the earlier of (a) the Closing Date then-scheduled under this Section 6.1 as of the date of Purchaser’s delivery of the Closing Notice and (b) the Closing Date specified by Purchaser in such Closing Notice.  In addition, Purchaser shall have the right, to be exercised in Purchaser’s sole and absolute discretion, to revoke such Closing Notice by delivering written notice of such revocation (the “Closing Notice Revocation”) to Seller at least one (1) day prior to the Closing Date set forth in the applicable Closing Notice, in which event the Closing shall occur on the Closing Date specified by Purchaser in such Closing Notice Revocation, which Closing Date shall be between December 19, 2013 and December 31, 2013 (inclusive).  Notwithstanding the foregoing, in no event shall Seller have any obligation to close unless all conditions precedent to such obligation set forth in this Agreement have been satisfied, including, without limitation, receipt by Seller of the Manager Consent, the Hotel Ground Lease Lessor Consent and the Hotel Service Area Lease Lessor Consent.

3.                                    No Further Modification.  Except as modified hereby, the Agreement shall remain in full force and effect, and as modified hereby, the Agreement is ratified and confirmed in all respects.

4.                                    Representations and Warranties.  Seller and Purchaser each hereby represent and warrant that it has full right, power and authority to enter into this Amendment and that the person executing this Amendment on behalf of Seller and Purchaser, respectively, is duly authorized to do so.

5.                                    Counterparts; Electronic Signatures.  This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same instrument.  An executed facsimile or .pdf of this Amendment may be relied upon as having, and shall be deemed to have, the same force and effect as an original.

6.                                    Governing Law.  This Amendment shall be governed by the laws of the State of Illinois, without giving effect to any principles regarding conflict of laws.

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IN WITNESS WHEREOF, Seller and Purchaser have executed this First Amendment to Purchase and Sale Agreement as of the date first above written.

SELLER:

WSRH CHICAGO, L.L.C.,
a Delaware limited liability company

By:	/s/ Steve Cho
Name: Steve Cho
Title: Managing Director

[Signatures continue on following page]

Signature Page to First Amendment to Purchase and Sale Agreement

Renaissance Chicago Downtown Hotel

PURCHASER:

CWI CHICAGO HOTEL, LLC,
a Delaware limited liability company

By:	/s/ Gil Murillo
Name: Gil Murillo
Title: Vice President

Signature Page to First Amendment to Purchase and Sale Agreement

Renaissance Chicago Downtown Hotel